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                                                                    Exhibit 5(b)

[Lincoln LOGO]         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)     SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                       (hereinafter referred to as "the Company")

MEDICAL SUPPLEMENT

(PART II OF APPLICATION - TO BE COMPLETED BY MEDICAL EXAMINER)

Proposed Insured __________________________ Date of Birth (MM/DD/YY) ___________

1. Provide full name/address/phone number of personal physician(s) and any other physicians seen:

     ___________________________________________________________________________
     Name                           Address                   Phone

     ___________________________________________________________________________
     Name                           Address                   Phone

     a) Date and reason of last visit: _________________________________________

     b) Tests performed & treatment received: __________________________________

     (IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS
     IN SPACE PROVIDED IN #11.)

2.   Height _____ ft./_____ in. Weight _________ lbs.                  YES    NO

     a) Has your weight changed by more than 10 pounds during the
        past 12 months?                                                [_]   [_]

     b) If "Yes", by how many pounds? _________ Gain _________ Loss
________________________________________________________________________________
3.   Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test or are you now planning to seek medical advice or treatment for any reason
     (excluding HIV tests)?                                            [_]   [_]
________________________________________________________________________________
4.   Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have any
     hospitalization or surgery which has not been completed?          [_]   [_]
________________________________________________________________________________
5.   HAVE YOU EVER HAD, OR BEEN TOLD BY A MEDICAL PROFESSIONAL TO
     SEEK TREATMENT BECAUSE OF ANY OF THE FOLLOWING:

     a) Chest pain, palpitations, high blood pressure, heart
        disease, heart murmur, heart failure or other disorders of
        the heart or blood vessels?                                    [_]   [_]

     b) Any tumor, cancer, cysts, melanoma, lymphoma, or any
        disorder of the lymph nodes?                                   [_]   [_]

     c) Anemia, leukemia, clotting disorder or any other blood
        disorder?                                                      [_]   [_]

     d) Diabetes, elevated blood sugar, thyroid, or other endocrine
        or glandular disorder?                                         [_]   [_]

     e) Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis, persistent hoarseness or shortness of breath or any other disorder of the respiratory
        system?                                                        [_]   [_]

     f) Seizures, fainting, dizziness, epilepsy, stroke, paralysis
        or other neurologic or brain disorder?                         [_]   [_]

     g) Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any other
        emotional condition?                                           [_]   [_]

     h) Ulcers, colitis, jaundice, hepatitis, cirrhosis,
        gastrointestinal bleeding, or other disorder of the stomach,
        esophagus, liver, intestines, gallbladder, or pancreas?        [_]   [_]

     i) Any complications of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus, cervix, kidney or
        urinary bladder?                                               [_]   [_]

     j) Arthritis, gout, or any disorder of the back, spine,
        muscles, nerves, bones, joints or skin?                        [_]   [_]

     k) Any disorder of the eyes, ears, nose or throat?                [_]   [_]

     l) Any mental or physical disorder or medically or surgically
        treated condition not listed above?                            [_]   [_]
________________________________________________________________________________
6.   Have you ever been diagnosed by or received treatment from a medical professional for Acquired Immunodeficiency Syndrome
     (AIDS) or AIDS-Related Complex (ARC)?                             [_]   [_]
________________________________________________________________________________
7.   Do you use alcoholic beverages?                                   [_]   [_]

     (If "YES" PROVIDE TYPE, FREQUENCY & AMOUNT.) Type ______________
     Frequency ______________ Amount ______________
________________________________________________________________________________
8.   Have you ever been treated for drug or alcohol abuse or been advised by your doctor to limit your use of alcohol or any
     medication, prescribed or not?                                    [_]   [_]
________________________________________________________________________________
9.   Have you ever used cocaine, marijuana, or other
     non-prescription stimulants, depressants, or narcotics?           [_]   [_]


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10.  Have you ever used tobacco or products containing nicotine?
     (IF "YES", CHECK ALL THAT APPLY.) [_] Yes [_] No

     Type:                          Cigarettes [_]  Cigar [_]  Pipe [_]  Chew Tobacco [_]  Snuff [_]  Nicotine Patches/ Gum [_]
                                    --------------  ---------  --------  ----------------  ---------  -------------------------
     Date First Used: (MONTH/YEAR)
                                    ______________  _________  ________  ________________  _________  _________________________
     Date Last Used: (MONTH/YEAR)
                                    ______________  _________  ________  ________________  _________  _________________________
     Amount and Frequency:
                                    ______________  _________  ________  ________________  _________  _________________________

11. List all medication and dosages you are currently taking or have taken in the last 30 days, to include prescriptions, over the counter drugs, aspirin and herbal supplements.

     ___________________________________________________________________________

     ___________________________________________________________________________

12.  Details: (LIST DETAILS FROM "YES" ANSWERED QUESTIONS ABOVE;
     PLEASE INCLUDE QUESTION NUMBER. ATTACH AN ADDITIONAL SHEET OF
     PAPER, IF NECESSARY.)
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


13.                                                  Diabetes, Cancer,
                                                       Heart Disease?
                   Age if Living & Health Status  (INCLUDE AGE OF ONSET)  Age at Death & Cause
     a. Father
                   _____________________________  ______________________  ____________________
     b. Mother
                   _____________________________  ______________________  ____________________
     c. Sibling(s)
                   _____________________________  ______________________  ____________________

                   _____________________________  ______________________  ____________________

                   _____________________________  ______________________  ____________________

COMPLETE QUESTIONS 14-18 IF PROPOSED INSURED IS AGE 70 OR OLDER. IF NOT, PROCEED
TO SIGNATURE SECTION ON NEXT PAGE.

14.  Point to three objects and ask the Proposed Insured to tell you what they are and indicate that you are going to ask them to recall these later.
     Record the 3 objects (e.g., pencil, chair, clock).
________________________________________________________________________________
15.  Does the Proposed Insured:
     a) Use any assistive devices for walking such as a wheelchair,
        walker, or cane, or have                                       YES   NO
        difficulty
        ambulating? (IF "YES", PROVIDE DETAILS.)                       [_]   [_]
________________________________________________________________________________
     b) Drive?  (IF "NO", WHEN AND WHY DID THEY   STOP?)               [_]   [_]
________________________________________________________________________________
     c) Have a history of falls in the past year? (IF "YES", HOW MANY
        AND PROVIDE DETAILS.)                                          [_]   [_]
________________________________________________________________________________
     d) Exercise?  (IF "YES", WHAT TYPE AND HOW   OFTEN?)              [_]   [_]
________________________________________________________________________________
     e) Need any assistance with the following activities:  (IF
        "YES", PROVIDE DETAILS.)
        Bathing                                                        [_]   [_]
        ________________________________________________________________________
        Dressing                                                       [_]   [_]
        ________________________________________________________________________
        House Cleaning                                                 [_]   [_]
        ________________________________________________________________________
        Handling Finances                                              [_]   [_]
        ________________________________________________________________________
        Taking Medication                                              [_]   [_]
        ________________________________________________________________________
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16.  Ask the Proposed Insured today's date including the year, day of week, month and day of the month. Record his/her response.

___________________________________________________________________________________________________________________________________

17.  Ask the Proposed Insured to recall the three objects identified earlier. Record his/her response.

___________________________________________________________________________________________________________________________________

18.  In the space below this question, ask the Proposed Insured to draw a clock face, mark the hours and draw the hands to show the time 11:10.


                                                          [_] AM.
I certify that I made this examination at ______ o'clock  [_] P.M. on the ________ day of __________________________ , ____________


                                                                                ___________________________________________________
                                                                                Signature of Examiner                Designation

-----------------------------------------------------------------------------------------------------------------------------------

Each of the Undersigned declares that:

I have read or have had read to me the completed Medical Supplement before signing below. All statements and answers in this
Supplement are correctly recorded and are full, complete and true. I agree that this Medical Supplement constitutes a part of the application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.


Signed in _________________________________________, this ___________ day of _______________________________   __________
                       (state)                                                          (month)                  (year)


----------------------------------------------------------
SIGNATURE OF PROPOSED INSURED
(Parent or Guardian if under 14 years and 6 months of age)


----------------------------------------------------------                      ----------------------------------------------------
SIGNATURE OF EXAMINER                                                           PRINTED NAME OF EXAMINER
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                                                    MEDICAL EXAMINER'S REPORT
-----------------------------------------------------------------------------------------------------------------------------------
19a. Height (IN SHOES)           b. Did you measure?      c. Weight (CLOTHED)      d. Did you weigh?
     ______ft. / ______ in.         [_] Yes [_] No           __________ lbs.          [_] Yes [_] No
-----------------------------------------------------------------------------------------------------------------------------------
d. Any change in weight in the past year? (IF "YES", PROVIDE AMOUNT, IF GAIN OR LOSS.) [_] Yes [_] No Amount ____ [_] Gain [_] Loss
-----------------------------------------------------------------------------------------------------------------------------------
20. BLOOD PRESSURE (IF ABOVE 140/90, REPORT ADDITIONAL READINGS BELOW):        21. PULSE   At Rest   After Exercise   3 Min. Later
-----------------------------------------------------------------------------------------------------------------------------------
     Systolic                                                                       Rate
    Diastolic                                                             Irregularities
                                                                              per minute
-----------------------------------------------------------------------------------------------------------------------------------
22. HEART Is there any: Enlargement [_] Yes [_] No     Edema  [_] Yes [_] No
                            Dyspnea [_] Yes [_] No  Murmur(s) [_] Yes [_] No (IF MORE THAN ONE MURMUR DESCRIBE EACH SEPARATELY.)
-----------------------------------------------------------------------------------------------------------------------------------
        [_]  Constant                         [_]  Intermittent                     [_]  Transmitted             [_] Localized
        [_]  Systolic                         [_]  Presystolic                      [_]  Diastolic
        [_]  Soft (Gr. 1-2)                   [_]  Mod. (Gr. 3-4)                   [_]  Loud (Gr. 5-6)
-----------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                               TRANSMISSION:

-----------------------------------------------------------------------------------------------------------------------------------
23.  Is there any abnormality of the following: (Circle Applicable items and give details. If more room is needed,
     provide details in Examiner's Confidential Opinion.)                                                                  YES   NO

     a.  Eyes, ears, nose, mouth or pharynx? (IF VISION OR HEARING IS MARKEDLY IMPAIRED, INDICATE DEGREE AND CORRECTION.)  [_]  [_]

     b.  Skin; lymph nodes; veins or peripheral arteries? (include scars)                                                  [_]  [_]

     c.  Peripheral arteries or pulses?                                                                                    [_]  [_]

     d.  Nervous system? (include reflexes, gait, paralysis)                                                               [_]  [_]

     e.  Respiratory system?                                                                                               [_]  [_]

     f.  Abdomen? (include scars)                                                                                          [_]  [_]

     g.  Endocrine system? (include thyroid)                                                                               [_]  [_]

     h.  Musculoskeletal system? (include spine, joints, amputations, muscle strength)                                     [_]  [_]

     i.  Mental status?                                                                                                    [_]  [_]
-----------------------------------------------------------------------------------------------------------------------------------
24.  Is there any use of adaptive devices? (cane, walker, wheelchair)                                                      [_]  [_]
-----------------------------------------------------------------------------------------------------------------------------------
25.  Is appearance unhealthy or older than stated age?                                                                     [_]  [_]
-----------------------------------------------------------------------------------------------------------------------------------
26.  Are you aware of additional medical history; signs, symptoms or laboratory findings?                                  [_]  [_]
     (A CONFIDENTIAL REPORT MAY BE SENT TO THE MEDICAL DIRECTOR.)

     a.  Are you related to the Applicant?                                                                                 [_]  [_]

     b.  Are you associated with the Applicant in any business or financial ventures?                                      [_]  [_]
-----------------------------------------------------------------------------------------------------------------------------------
27.  Have you any reason to believe that the Applicant uses or has used alcoholic beverages or drugs to excess?            [_]  [_]
-----------------------------------------------------------------------------------------------------------------------------------
28.  If you do any of the following, please indicate:                                                                      [_]  [_]

     Sent to Lab:                                   To Field Office:                 [_] Other
     [_] Blood Profile  [_] Urine Specimen          [_] Chest X-Ray [_] EKG              __________________________________
-----------------------------------------------------------------------------------------------------------------------------------
29.  EXAMINER'S CONFIDENTIAL OPINION:


-----------------------------------------------------------------------------------------------------------------------------------
   URINALYSIS: ALWAYS SEND A URINE SPECIMEN AND BLOOD SAMPLE (IF APPLICABLE) TO APPROPRIATE LAB.
-----------------------------------------------------------------------------------------------------------------------------------
      MEDICAL EXAMINER (Please Print)               EXAMINATION COMPANY P.O. ADDRESS          EXAMINER #


      NAME OF AGENT (Please Print)                  DATED AT (CITY AND STATE)                 DATE
-----------------------------------------------------------------------------------------------------------------------------------
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[Lincoln LOGO]                                                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                                                         SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

CHILDREN'S TERM INSURANCE SUPPLEMENT

COVERAGE INFORMATION

APPLICATION FOR THE ADDITION OF CHILDREN'S TERM INSURANCE RIDER TO:

[_] The application dated _______________________ for Life Insurance on ___________________________________________________________.
                                                                        (NAME OF PROPOSED INSURED)

[_] Policy No. _________________________________ on _______________________________________________________________________________.
                                                    (NAME OF INSURED)

1. Add: Amount $________________________________ /units ___________of Children's Term Insurance Rider.

(CHILD/CHILDREN) PROPOSED FOR INSURANCE

2.   Give information on all unmarried children of the Insured, including step-children and legally adopted children, who have not reached their 18th birthday and who are dependent on the Insured.

                                        Relationship to              Date of Birth       Place      Citizen of
            Name                            Insured                   (mm/dd/yy)       of Birth      (Country)     Height    Weight
---------------------------   ----------------------------------   ----------------   ----------   ------------   -------   --------
___________________________   __________________________________   ________________   __________   ____________   _______   ________
___________________________   __________________________________   ________________   __________   ____________   _______   ________
___________________________   __________________________________   ________________   __________   ____________   _______   ________
___________________________   __________________________________   ________________   __________   ____________   _______   ________

LIFE INSURANCE IN FORCE

3.   Has any child proposed for insurance ever applied for life, health or disability insurance and been declined,
     postponed or charged an increased premium?                                                                       [_] Yes [_] No

4.   Does any child proposed for insurance have any applications pending with any other life insurance company now?
     (IF "YES" TO QUESTION 4, COMPLETE WITH DETAILS BELOW.)                                                           [_] Yes [_] No

        Child's Name                        Company                     Amount                       Reason Applied For
---------------------------   ----------------------------------   ----------------   ----------------------------------------------
___________________________   __________________________________   $_______________   ______________________________________________
___________________________   __________________________________   $_______________   ______________________________________________
___________________________   __________________________________   $_______________   ______________________________________________
___________________________   __________________________________   $_______________   ______________________________________________

5.   List all insurance in force on any child proposed for insurance. If none, state "None".

                                                                         Face           Policy         Issue        Replacement or
          Insured                           Company                     Amount          Number         Year        Change of Policy?
---------------------------   ----------------------------------   ----------------   ----------   ------------   ------------------
___________________________   __________________________________   $_______________   __________   ____________     [_] Yes [_] No
___________________________   __________________________________   $_______________   __________   ____________     [_] Yes [_] No
___________________________   __________________________________   $_______________   __________   ____________     [_] Yes [_] No
___________________________   __________________________________   $_______________   __________   ____________     [_] Yes [_] No

If this insurance will replace or change any other insurance, COMPLETE and ENCLOSE any required state replacement forms.

GENERAL RISK INFORMATION

Consider all children proposed for insurance:                                                                               YES  NO

6.   Does any child now, or do they plan to, fly, or have they flown during the past 2 years as a pilot,
     student pilot or crew member? (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)                                          [_]  [_]

7.   Does any child plan to participate, or have they participated within the past 2 years; in motor vehicle or boat racing, in hang gliding, sky or scuba diving, or mountain, rock or technical climbing; or in
     similar sports? (IF "YES", AN AVOCATION SUPPLEMENT IS REQUIRED.)                                                       [_]  [_]

8.   Does any child contemplate residence or any travel outside of the United States or Canada within the next
     year? (IF "YES", A FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT IS REQUIRED.)                                                [_]  [_]
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-    IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN THE SPACE PROVIDED BELOW.                YES  NO

9.   Has any child ever used tobacco or products containing nicotine?                                                       [_]  [_]

10.  In the past 5 years, has any child been convicted of two or more moving violations, driving under the
     influence of alcohol or other drugs, or had their driver's license suspended, restricted or revoked?                   [_]  [_]
     (IF "YES", PLEASE INDICATE WHAT TYPE AND DATES IN SPACE PROVIDED BELOW.)

11.  Is any child currently receiving, or within the past 10 years has he/she received or applied for, any disability benefits, including Worker's Compensation, Social Security Disability Insurance or any other
     form of disability insurance? (IF "YES", PROVIDE DETAILS BELOW.)                                                       [_]  [_]

12.  Has any child ever been convicted of a felony? (IF "YES", PLEASE INDICATE TYPE, DATE AND CITY/STATE OF
     FELONY AND IF CURRENTLY ON PROBATION OR PAROLE, IN SPACE PROVIDED BELOW.)                                              [_] [_]

13.  DETAILS: (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

MEDICAL INFORMATION

Has any child proposed for insurance:                                                                                       YES  NO

14.  a. Had a weight change of more than 10 pounds during the past 12 months?                                               [_]  [_]
     b. If "Yes", by how many pounds? _________   [_] Gain   [_] Loss

15.  Ever had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test
     or are they now planning to seek medical advice or treatment for any reason (excluding HIV tests)?                     [_]  [_]

16.  Ever been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
     any hospitalization or surgery which has not been completed?                                                           [_]  [_]

17.  EVER HAD OR BEEN TOLD BY A MEDICAL PROFESSIONAL TO SEEK TREATMENT BECAUSE OF ANY OF THE FOLLOWING:

     a.   Chest pain, palpitations, high blood pressure, heart disease, heart murmur, heart failure or other
          disorders of the heart or blood vessels?                                                                          [_]  [_]

     b.   Any tumor, cancer, cysts, melanoma, lymphoma or any disorder of the lymph nodes?                                  [_]  [_]

     c.   Anemia, leukemia, clotting disorder or any other blood disorder?                                                  [_]  [_]

     d.   Diabetes, elevated blood sugar, thyroid, or other endocrine or glandular disorder?                                [_]  [_]

     e.   Asthma, emphysema, shortness of breath, allergies, sleep apnea, tuberculosis, sarcoidosis,
          persistent hoarseness or shortness of breath or any other disorder of the respiratory system?                     [_]  [_]

     f.   Seizures, fainting, dizziness, epilepsy, stroke, paralysis or other neurologic or brain disorder?                 [_]  [_]

     g.   Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress
          or any other emotional condition?                                                                                 [_]  [_]

     h.   Ulcers, colitis, jaundice, hepatitis, cirrhosis, gastrointestinal bleeding, or other disorder of the
          stomach, esophagus, liver, intestines, gallbladder, or pancreas?                                                  [_]  [_]

     i.   Any complication of pregnancy or disorder of the testicles, prostate, breasts, ovaries, uterus,
          cervix, kidney or urinary bladder?                                                                                [_]  [_]

     j.   Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones, joints or skin?                      [_]  [_]

     k.   Any disorder of the eyes, ears, nose or throat?                                                                   [_]  [_]

     l.   Any mental or physical disorder medically or surgically treated condition not listed above?                       [_]  [_]
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18.  Ever been diagnosed by or received treatment from a medical professional for Acquired Immunodeficiency                 YES   NO
     Syndrome (AIDS) or AIDS-Related Complex (ARC)?                                                                         [_]  [_]

19.  Ever used alcoholic beverages?                                                                                         [_]  [_]
     (IF "YES", PROVIDE TYPE, FREQUENCY & AMOUNT.)______________ Type ________________ Frequency _______ Amount

20.  Ever been treated for drug or alcohol abuse or been advised by their doctor to limit their use of alcohol
     or any medication, prescribed or not?                                                                                  [_]  [_]

21.  Ever used cocaine, marijuana, or other non-prescription stimulants, depressants, or narcotics?                         [_]  [_]

22.  List all medication and dosages they are currently taking or have taken in the last 30 days, to include prescriptions, over the counter drugs, aspirin and herbal supplements.

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

For each "Yes" answer to questions 16 through 24, give the question number, the name(s) of person(s) affected, and full details.
Attach an additional sheet of paper, if necessary. Also include conditions, dates, durations, treatments, results, and names/addresses/phone numbers of physicians and medical facilities.

No.     Name of Person Affected                  Details
-----   --------------------------------------   -----------------------------------------------------------------------------------
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________
_____   ______________________________________   ___________________________________________________________________________________

MISCELLANEOUS

23.  Special Instructions:


____________________________________________________________________________________________________________________________________

Each of the Undersigned declares that:
I have read or have had read to me the completed Children's Term Insurance Supplement before signing below. All statements and answers in this Supplement are correctly recorded and are full, complete and true. I agree that this Children's Term Insurance
Supplement constitutes a part of my application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.

Signed in _________________________________________, this _______ day of ______________________________________________   __________
                           (state)                                                         (month)                          (year)


---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF PARENT OR GUARDIAN OF CHILD UNDER 14 YEARS AND SIX     SIGNATURE OF LEGAL PARENT OF STEP-CHILD(REN) UNDER 14 YEARS AND
MONTHS OF AGE (If coverage applied for)                             SIX MONTHS OF AGE (If coverage applied for)


---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF APPLICANT/OWNER/TRUSTEE (If other than Proposed        SIGNATURE OF CHILD 14 YEARS AND SIX MONTHS OF AGE OR OLDER (If
Insured) (Provide Officer's Title if policy is owned by a           coverage applied for)
Corporation)


---------------------------------------------------------------     ----------------------------------------------------------------
SIGNATURE OF LICENSED AGENT, BROKER OR REGISTERED REPRESENTATIVE    SIGNATURE OF CHILD 14 YEARS AND SIX MONTHS OF AGE OR OLDER (If
                                                                    coverage applied for)
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[Lincoln LOGO]                                                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                                                         SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

AVIATION SUPPLEMENT

1.   Name of Proposed Insured: _______________________________________________ Date of Birth (MM/DD/YY): ___________________________

2.   What type of pilot license do you now have?          [_] Student, date obtained: _______________________         [_] Commercial
     [_] Private           [_] ATR          [_] Other: _____________________________________________________________________________

3.   Do you have an Instrument Flight Rating (IFR)?  [_] Yes  [_] No

4.   What other ratings do you have? _______________________________________________________________________________________________

5.   What class of FAA Medical Certificate do you hold?   [_] Class I           [_] Class II        [_] Class III

6.   Date of last FAA medical examination: _____________________

7.   Do you have any operational limitations on your medical certificate?   [_] Yes     [_] No     If "Yes", please provide details.

     _______________________________________________________________________________________________________________________________

8.   Total number of solo hours flown as a pilot: _____________________     Date of last flight:____________________

9.   Hours as a pilot, co-pilot, or other crew member:
                                                         Total to Date     Next 12 Months     Last 12 Months     1-2 Years Ago
                                                         -------------     --------------     --------------     -------------
  Not    Pleasure
Flying   Personal business transportation
  For    Instruction as a student
  Pay    Other (describe below)

         Scheduled passenger airline
         Non-scheduled airline, charter
         Freight transportation
Flying   Employer owned aircraft for employee travel
  For    Instructor
  Pay    Crop dusting, seeding, or aerial spraying
         Active duty (military)
         National Guard or Reserve
         Other (describe below)

10.  How much of your flying time is with a qualified co-pilot: ________ %

11.  What type(s) of aircraft do you fly?          Give make and model: ____________________________________________________________

     Description: [_] Fixed Wing   [_] Rotorcraft   [_] Jet   [_] Piston   [_] Turboprop   [_] Single-Engine   [_] Multi-Engine
     Seating Capacity: ____

12.  Have you flown or do you intend to fly a balloon, sailplane, prototype, experimental, or personally built or assembled
     aircraft?   [_] Yes   [_] No   If "Yes", please describe: _____________________________________________________________________

13.  Have you ever had an aircraft accident, or been grounded, fined, reprimanded, or had your license revoked for violation of air
     regulations?   [_] Yes   [_] No   If "Yes", please describe: __________________________________________________________________

14.  Have you flown, or do you intend to fly outside the United States?   [_] Yes   [_] No   If "Yes", please describe: ____________

     _______________________________________________________________________________________________________________________________

15.  Additional Details: ___________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

I have read or have had read to me the completed Aviation Supplement before signing below. All statements and answers in this
Supplement are correctly recorded and are full, complete and true. I agree that this Aviation Supplement constitutes a part of my application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.

Signed in ____________________________________ this ___________________ day of _________________________________ ,   _______________
                         (state)                                                              (month)                     (year)


-----------------------------------------------------------------   ----------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED                                       WITNESS
(Parent or Guardian if under 14 years and 6 months of age)
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[Lincoln LOGO]                                                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                                                         SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

FINANCIAL SUPPLEMENT FOR BUSINESS AND PERSONAL INSURANCE

Proposed Insured: _____________________________________________________ Date of Birth (MM/DD/YY): __________________________________

     The following financial disclosures are for the purpose of establishing financial insurability in connection with my application for insurance. They are furnished as a true and accurate statement of my personal and/or business finances as of
     (MM/DD/YY): ___________________________________________________________________________________________________________________

PERSONAL INSURANCE

     1.   List assets and liabilities of Proposed Insured:

                                  ASSETS                                                           LIABILITIES
     ---------------------------------------------------------------        --------------------------------------------------------

     Cash in Banks                                   $ _____________        Notes Payable to Banks                   $ _____________

     Notes Receivable                                $ _____________        Notes Payable to Others                  $ _____________

     Accounts Receivable                             $ _____________        Accounts Payable                         $ _____________

     Cash Value Life Insurance                       $ _____________        Loans on Life Insurance                  $ _____________

     Real Estate                                     $ _____________        Taxes and Interest Due                   $ _____________

     Business Interest                               $ _____________        Mortgages or Liens on Real Estate        $ _____________

     Stocks and Bonds (NOT INCLUDED ABOVE)           $ _____________        Other Liabilities (DESCRIBE)             $ _____________

     Personal Property (AUTO, FURNITURE, ETC.)       $ _____________        Total Liabilities                        $ _____________

     Other Assets (DESCRIBE)                         $ _____________        NET WORTH                                $ _____________

     TOTAL                                           $ _____________        TOTAL                                    $ _____________

     2.   Income of Proposed Insured for past two years:

                                                                                       Last Year              Year Prior
     Annual Salary/Earnings                                                         $ _____________        $ _____________

     Dividends, etc.                                                                $ _____________        $ _____________

     Other Income                                                                   $ _____________        $ _____________

     TOTAL                                                                          $ _____________        $ _____________

     Undistributed Profits                                                          $ _____________        $ _____________

     Source of other income: _______________________________________________________________________________________________________

BANKRUPTCY (Business and Personal)

     3.   Have you or any business owned in whole or in part by you ever been in bankruptcy or named as debtor in a credit committee, composition agreement or receivership action? [_] Yes [_] No If "Yes", give details, including whether a bankruptcy or other action involved a business or was personal. If bankruptcy, also state whether proceedings involved
          Chapter 7, 11 or 13.

Discharged (MM/DD/YY): ____________________________________

Where: _____________________________________________________________________________________

Give details: ______________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

BUSINESS INSURANCE

     4.   Name of business: ________________________________________________________________________________________________________

     5.   List below insurance in force on Proposed Insured:

                                                                                              Amount               Annual Premium
                                                                                              ------               --------------
          a)   Personal                                                               $ ___________________    $ ___________________

          b)   Business                                                               $ ___________________    $ ___________________

               Insurance applied for on this Application                              $ ___________________    $ ___________________

               Applied for with other Companies                                       $ ___________________    $ ___________________

     6.   List below Business Insurance on all other key persons or owners of this business:

                                                                           Amount                   Amount              Percent of
          Name                                   Title                  Applied For                In Force             Ownership
          ----                                   -----                  -----------                --------             ----------
          _____________________________________________________    $ ___________________    $ ___________________    ______________%

          _____________________________________________________    $ ___________________    $ ___________________    ______________%

          _____________________________________________________    $ ___________________    $ ___________________    ______________%

     7.   Earned and Unearned Income of Proposed Insured for past year:

          a)   Annual Salary/Earnings                               $ ___________________

          b)   Bonus                                                $ ___________________

          c)   Dividends, etc.                                      $ ___________________

          d)   Other income (source) __________________________     $ ___________________

                   TOTAL                                            $ ___________________

          e)   Undistributed profits                                $ ___________________

     8.   Present net worth of Proposed Insured:                    $ ___________________

     9.   Percent of business owned by Proposed Insured:            _____________________%

     10.  Business finances (attach copies of available company financial statements).

          a)   Business assets, liabilities and net worth for past year:

          Assets $ _________________________;   Liabilities $ _________________________;    Net Worth $ ___________________________;

          b)   Net profit of business after taxes for past 3 years:

          ___________   $______________________;   ___________   $______________________;   ___________   $ _______________________;
             (YEAR)                                   (YEAR)                                   (YEAR)

____________________________________________________________________________________________________________________________________

I have read or have had read to me the completed Financial Supplement for Business and Personal Insurance before signing below. All statements and answers in this Financial Supplement are correctly recorded and are full, complete and true. I agree that this
Financial Supplement constitutes a part of the application for insurance and is to be attached to and made part of this policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.

Signed in ______________________________   this _____________________   day of ___________________________,   ______________________
                      (state)                                                            (month)                      (year)


----------------------------------------------------------------    ----------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED                                       SIGNATURE OF LICENSED AGENT, BROKER OR REGISTERED REPRESENTATIVE
(Parent or Guardian if under 14 years and six months of age)

[Lincoln LOGO]                      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                  SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                    (hereinafter referred to as "the Company")

AVOCATION AND SPORTS SUPPLEMENT
(DO NOT USE FOR AVIATION)

INSTRUCTIONS:

1. Always complete Section I and additional sections where appropriate.

2. Answer each question with as much detail as possible.

3. Use a SEPARATE questionnaire for EACH SPORT you participate in.

Proposed
Insured: _____________________________________________________ Date of Birth (MM/DD/YY): __________________________

SECTION I - GENERAL AVOCATIONS

     Auto Racing*              Horse Racing        Professional Athletics  Boat Racing*
     Martial Arts              Scuba Diving*       Boxing                  Motorcycle Racing*
     Sky Diving/Parachuting*   Ballooning**        Motor Sport Racing*     Ultra Light Flying*
     Hang Gliding*             Mountain Climbing   Other

*    Also complete appropriate section

**   Use Aviation Supplement
____________________________________________________________________________________________________________________

1.   What activity do you participate in? _________________________________________________________________________

2.   Are you affiliated with any clubs or associations? Please specify: ___________________________________________

     ______________________________________________________________________________________________________________

3.   List any special licenses, professional or amateur titles you hold in connection with this activity: _________

     ______________________________________________________________________________________________________________

4.   Do you compete professionally or for money? [_] Yes [_] No If "Yes", give details: ___________________________

     ______________________________________________________________________________________________________________

5.   Where do you engage in this avocation/sport? Please give a location. _________________________________________

6.   How long have you been participating in this avocation/sport? ________________________________________________

7.   How many times did you engage in this avocation/sport in the past 12 months? _________________________________

8.   If applicable, describe your level of highest achievement (i.e., height, depth, or speed attained). On what level do you participate most frequently? ____________________________________________________________________

     ______________________________________________________________________________________________________________

FOR ADDITIONAL REMARKS CLARIFYING ANSWERS TO ABOVE QUESTIONS USE SECTION V.

SECTION II - SCUBA DIVING

9.   Are you a certified diver? [_] Yes [_] No

10.  Are you a member of an organized club? [_] Yes [_] No

11.  Do you dive for pleasure? [_] Yes [_] No

12.  Do you dive professionally? [_] Yes [_] No

13.  What are the locations of diving activities (i.e., lakes, rivers, oceans, deep sea, caves, ice diving)? ______

     ______________________________________________________________________________________________________________

14.  Do you dive alone? [_] Yes [_] No If "Yes", how often? _______________________________________________________

15.  Frequency and depth                  LAST 12 MONTHS                           EXPECTED NEXT 12 MONTHS
-------------------------------------------------------------------------------------------------------------------
                              Number       Average Duration Per Dive       Number       Average Duration Per Dive
-------------------------------------------------------------------------------------------------------------------
     Less than 65 feet
     66 to 100 feet
     101 to 150 feet
     Over 150 feet

SECTION III - MOTOR SPORT RACING

16.  Do you engage in organized competitive events or exhibitions such as boat or drag racing, formula, off road, stock, sprint or midget car, go cart, rough terrain, hill climb? [_] Yes [_] No If "Yes", explain type: ______

     ______________________________________________________________________________________________________________

                                                                                                 CONTEMPLATED
17.  Frequency        1-2 YEARS AGO       LAST 12 MONTHS                                        NEXT 12 MONTHS
-------------------------------------------------------------------------------------------------------------------
                     Number    Total      Number    Total     Average Distance   Fastest Speed    Number    Total
                    of Races   Miles     of Races   Miles       of Each Race        Attained     of Races   Miles
-------------------------------------------------------------------------------------------------------------------
     Automobile
     Motorcycle
     Other

18.  Indicate track/course description: ___________________________________________________________________________

19.  What class do you compete in? (BE SPECIFIC: INCLUDE MAKE, MODEL, ENGINE, SIZE, CLASS DESIGNATION OF YOUR
     VEHICLE.) ____________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

20.  Under what sanctioning body do you normally compete? (AMA, NHRA, USAC, ETC.) _________________________________

FOR ADDITIONAL REMARKS CLARIFYING ANSWERS TO ABOVE QUESTIONS USE SECTION V.

SECTION IV - SKY DIVING/PARACHUTING/HANG GLIDING/ULTRA LIGHT FLYING

21.  Do you participate in any special form of this avocation? (i.e., aerobatic/stunt, group jumps, time delay?)
     [_] Yes [_] No If "Yes", give details: _______________________________________________________________________

     ______________________________________________________________________________________________________________

22.  What is the average height from which you jump/take off: ____________________ Greatest height: _______________

23.  Indicate the number of jumps/take-offs: ______________________________________________________________________

24.  Do you pack your own parachute? [_] Yes [_] No

25.  Do you use a reserve chute when jumping? [_] Yes [_] No When gliding? [_] Yes [_] No

26.  If applicable, did you build your own hang glider? [_] Yes [_] No If "Yes", give details (i.e., kit built, designed by yourself): _______________________________________________________________________________________

27.  Do you belong to a national skydiving organization? [_] Yes [_] No If "Yes", please specify: _________________

     ______________________________________________________________________________________________________________

28.  Specify class of license, if applicable: _____________________________________________________________________

SECTION V

29.  DETAILS: (ADDITIONAL REMARKS CLARIFYING ANSWERS TO ABOVE QUESTIONS. SPECIFY SECTION AND QUESTION NUMBER)

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

I have read or have had read to me the completed Avocation and Sports Supplement before signing below. All statements and answers in this Supplement are correctly recorded and are full, complete and true. I agree that this
Avocation and Sports Supplement constitutes a part of my application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.


Signed in ____________________________ this _____________ day of ___________________________ , _____________
                        (state)                                           (month)                  (year)


----------------------------------------------------------  -------------------------------------------------------
SIGNATURE OF PROPOSED INSURED                               WITNESS
(Parent or Guardian if under 14 years and 6 months of age)

[Lincoln LOGO]
Financial Group(R)                                                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                                                           SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

ALCOHOL USE SUPPLEMENT

Proposed Insured: ______________________________________________________ Date of Birth (MM/DD/YY): _________________________________

1.   Do you presently use alcoholic beverages? [_] Yes [_] No    If "No", date of last drink _______________________________________
     If "Yes", please indicate quantity:

                      Beer                               Wine                            Liquor
          ------------------------------   ------------------------------   ------------------------------
Daily     ______________________________   ______________________________   ______________________________
Weekly    ______________________________   ______________________________   ______________________________
Monthly   ______________________________   ______________________________   ______________________________

2.   Did you ever drink substantially more than at present? [_] Yes [_] No

     If "Yes", during what time period?             Dates: From _________________ To _____________________

Please indicate quantity:

                      Beer                             Wine                              Liquor
          ------------------------------   ------------------------------   ------------------------------
Daily     ______________________________   ______________________________   ______________________________
Weekly    ______________________________   ______________________________   ______________________________
Monthly   ______________________________   ______________________________   ______________________________

Why did you change your drinking habits?
____________________________________________________________________________________________________________________________________
3.   Are you active in Alcoholics Anonymous or other recovery groups? [_] Yes [_] No    How Long _____________________________
____________________________________________________________________________________________________________________________________
4.   Have you ever consulted a doctor or received treatment because of your alcohol use? [_] Yes [_] No
     If "Yes", indicate name and address of any doctor, hospital or treatment center and dates of treatment:
____________________________________________________________________________________________________________________________________
5.   Are you presently taking, or have you ever taken, Antabuse or any other medication to control your drinking? [_] Yes [_] No
     If "Yes", please indicate date of last use and name of doctor who prescribed it:
____________________________________________________________________________________________________________________________________
6.   Have you ever been convicted of driving under the influence of alcohol? [_] Yes [_] No
     If "Yes", give dates and drivers license number.
____________________________________________________________________________________________________________________________________
7.   Have you ever used any other drugs, except over the counter drugs or those prescribed by a physician? [_] Yes [_] No
     (If answered "Yes", please complete the Drug Usage Supplement.)
____________________________________________________________________________________________________________________________________
8.  Remarks:
____________________________________________________________________________________________________________________________________

I have read or have had read to me the completed Alcohol Use Supplement before signing below. All statements and answers in this
Supplement are correctly recorded and are full, complete and true. I agree that this Alcohol Use Supplement constitutes a part of my application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.

Signed in ______________________________________, this _________ day of ___________________________________     ____________________
                          (state)                                                    (month)                            (year)


------------------------------------------------------------   ---------------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED                                  WITNESS
(Parent or Guardian if under 14 years and 6 months of age)

[Lincoln LOGO]                                                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Financial Group(R)                                                         SERVICE OFFICE: [PO Box 21008, Greensboro, NC 27420-1008]
                                                                           (hereinafter referred to as "the Company")

DRUG USAGE SUPPLEMENT

Proposed Insured: ____________________________________________   Date of Birth (MM/DD/YY): _________________________________________

1A.  Are you now using or have you used during the last ten (10) years any of the following drugs:
     a)  Opium derivatives: Heroin, Morphine, Demerol, Methadone, Codeine, Percocet, Dilaudid or Oxycontin.         [_] Yes   [_] No
     b)  Barbiturates: Amytal, Phenobarbital, Seconal, Nembutal, Pentobarbital                                      [_] Yes   [_] No
     c)  Marijuana: Hashish, Cannabis                                                                               [_] Yes   [_] No
     d)  Amphetamines: Benzedrine, Dexedrine, Methedrine, Preludin                                                  [_] Yes   [_] No
     e)  Cocaine, Crack                                                                                             [_] Yes   [_] No
     f)  Hallucinogens: LSD, HMT, Mescaline, Peyote, Psilocybin, PCP                                                [_] Yes   [_] No
     g)  Sedatives and Tranquilizers: Librium, Valium, Quaalude, Dalmane, Placidyl                                  [_] Yes   [_] No

1B.  Were any of the above prescribed by a physician:                                                               [_] Yes   [_] No
     If "Yes", which?
____________________________________________________________________________________________________________________________________

2.   If "Yes" answers in 1A or 1B, please give details.

                                                                                       How Taken
                                                                               (Oral, Injection, Inhaled,
             Type               Usual Quantity          Frequency of Use            Smoked, Etc.)               Date: From - To
-----------------------   -----------------------   ------------------------   -------------------------   -------------------------
_______________________   _______________________   ________________________   _________________________   _________________________
_______________________   _______________________   ________________________   _________________________   _________________________
_______________________   _______________________   ________________________   _________________________   _________________________
_______________________   _______________________   ________________________   _________________________   _________________________

3.   Except those prescribed by a physician, are you now using or have you used during the last ten (10) years any other drugs not
     listed in numbers 1 or 2 above ? [_] Yes [_] No   If "Yes", explain:
____________________________________________________________________________________________________________________________________
4.   Have you ever sought medical treatment because of drug usage? [_] Yes [_] No
     If "Yes", state dates and names of doctors and institutions consulted:
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
5.   Please indicate any additional relevant information, attach an additional sheet of paper, if necessary:
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
I have read or have had read to me the completed Drug Usage Supplement before signing below. All statements and answers in this
Supplement are correctly recorded and are full, complete and true. I agree that this Drug Usage Supplement constitutes a part of my application for insurance and is to be attached to and made a part of the policy. I understand that any material misrepresentations may result in the loss of coverage under the policy.

Signed in ______________________________________, this _________ day of ___________________________________ ________________________
                          (state)                                                    (month)                         (year)


------------------------------------------------------------   ---------------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED                                  WITNESS
(Parent or Guardian if under 14 years and 6 months of age)


                                        1